                                                                   Exhibit 10(j)

                               THIRD AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


                           Dated as of March 29, 1996


                                      Among

                             UNO RESTAURANTS, INC.,
                                   As Borrower


                                UNO FOODS, INC.,
                            PIZZERIA UNO CORPORATION,
                            URC HOLDING COMPANY, INC.
                                       and
                           UNO RESTAURANT CORPORATION,
                                  as Guarantors


                                       and


                       FLEET BANK OF MASSACHUSETTS, N.A.,
                        THE FIRST NATIONAL BANK OF BOSTON
                                       and
                               MELLON BANK, N.A.,
                                  As the Banks


                                       and


                       FLEET BANK OF MASSACHUSETTS, N.A.,
                                    As Agent

THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT is entered into as of March 29, 1996 by and between UNO RESTAURANTS, INC., a Massachusetts Corporation (the "Borrower:), UNO FOODS, INC., a Massachusetts Corporation ("UFI"), PIZZERIA UNO CORPORATION, a Delaware Corporation ("PUC"), Uno Restaurant Ccorporation, a Delaware corporation ("URC"), URC Holding Company, Inc. ("UHC") and, together with UFI, PUC, URC and the Borrower, hereinafter referred to collectively as the "Loan Parties"), FLEET BANK OF MASSACHUSETTS, N.A., a national banking association, THE FIRST NATIONAL BANK OF BOSTON, a national banking association, and MELLON BANK, N.A., a national banking association, as Banks (the "Banks"), and FLEET BANK OF MASSACHUSETTS, N.A., a national banking association, as Agent (the "Agent").


                                    Recitals


         The Loan Parties, the Banks and the Agent are parties to a Revolving Credit and Term Loan Agreement dated as of December 9, 1994, as amended (the "Credit Agreement") and desire to amend the Credit Agreement in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 7, the Loan Parties, the Banks and the Agent hereby amend the Credit Agreement, as follows:


         Section 1. Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Applicable Margin - Prime Rate," "Applicable Margin - LIBOR Rate" and "Consolidated EBIT" in their entirety and substituting the following therefore, in alphabetical order:

                  "Applicable Margin - Prime Rate" and "Applicable Margin - LIBOR Rate" shall mean during each fiscal quarter of the Borrower, the percentage set forth opposite the Consolidated Leverage Ratio in effect as of the end of the immediately preceding fiscal quarter:

           Consolidated Leverage Ratio
         as of the end of the Immediately                                 Applicate Margin
              Preceding Fiscal Quarter                        -Prime Rate               -LIBOR Rate
              ------------------------                        -----------               -----------
         Equal to or Greater than 2.00 : 1.0                       0.50%                       1.75%

         Equal to or Greater than 1.75 : 1.0                       0.25%                       1.50%
           and less than 2.00 : 1.0

         Equal to or Greater than 1.0 : 1.0                        0.00%                       1.25%
            And Less than 1.75 : 1.0

         Less than 1.0 : 1.0                                       0.00%                       1.00%

                  "Consolidated EBIT" shall mean for any period, the earnings of URC and its Subsidiaries before interest expense and taxes, determined in accordance with GAAP on a consolidated basis; provided that any charge against the earnings of URC and its Subsidiaries required to be taken in accordance with the requirements of Statement of Financial Accounting Standards No. 121 (Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of) for the fiscal quarter ending March 31, 1996 shall be excluded for purposes of determining Consolidated EBIT for that fiscal quarter.

         Section 2. Amendment of Covenants. Article 7 of the Credit Agreement is hereby amended by deleting Sections 7.2, 7.4, 7.6 and 7.8 in their entirety and substituting the following therefore, respectively:

                  Section 7.2. Cash Flow Coverage Ratio. URC and its Subsidiaries shall maintain a ratio of Consolidated Adjusted EBITDA to the sum of (i) Consolidated Total Debt Service, plus (ii) Consolidated Maintenance Capital Expenditures, plus (iii) all cash dividends paid by URC on its capital stock, plus (iv) all taxes paid by URC and its Subsidiaries in cash, for each four fiscal quarter period ending during the periods indicated below, of not less than the ratio set forth opposite each such period:

                  Date/Period                                                     Ratio
                  -----------                                                     -----
Second Fiscal Quarter End 1996                                                  1.60:1.0
through the date preceding Third
Fiscal Quarter End 1996

Third Fiscal Quarter End 1996                                                   1.55:1.0
through the date preceding
Fiscal Year End 1996

Fiscal Year End 1996 through the                                                1.60:1.0
date preceding First Fiscal Quarter
End 1997

First Fiscal Quarter End 1997                                                   1.70:1.0
through the date preceding Third
Fiscal Quarter End 1997

Third Fiscal Quarter End 1997                                                   2.00:1.0
through the date preceding
Third Fiscal Quarter End 1998

Third Fiscal Quarter End 1998                                                   1.75:1.0
through the date preceding
Fiscal year End 1998

Fiscal Year End 1998                                                            1.25:1.0
through the date preceding
First Fiscal Quarter End 1999

First Fiscal Quarter End 1999                                                   1.10:1.0
and thereafter


         Section 7.4 Profitability. URC shall earn Consolidated Net Income (a) for the fiscal quarter ending March 31, 1996 of not less than ($2,800,000) and
(b) for each fiscal quarter thereafter of not less than $1.

         Section 7.6 Capital Expenditures. URC and its Subsidiaries shall not make or incur consolidated Capital Expenditures in excess of the amounts set forth below during each fiscal year indicated:

                                                                 Maximum Consolidated
         Fiscal Year                                             Capital Expenditures
         -----------                                             --------------------
            1996                                                      $30,000,000
            1997 and each fiscal year thereafter                       20,000,000

         Section 7.7 Consolidated Leverage Ratio. URC and its Subsidiaries shall, at all times, during the periods set forth below maintain a Consolidated Leverage Ratio of not more than the ratio set forth opposite each such period:

                  Date/Period                                                      Ratio
                  -----------                                                      -----
Second Fiscal Quarter End 1996 through the                                      2.00:1.0
date preceding Third Fiscal Quarter End 1996

Third Fiscal Quarter End 1996 through the                                       2.15:1.0
date preceding Second Fiscal Quarter End 1997

Second Fiscal quarter End 1997 through the                                      2.00:1.0
date preceding Fiscal Year End 1997

Fiscal year End 1997 through the date                                           1.75:1.0
Preceding First Fiscal Quarter End 1998

First Fiscal Quarter End 1998 and thereafter                                    1.50:1.0

         Section 7.8 Consolidated Adjust EBITDA. URC and its Subsidiaries' Consolidated Adjusted EBITDA for each four fiscal quarter period ending during the periods indicted below shall not be less than the amount set forth opposite each such period:

                  Period                                      Consolidated Adjusted EBITDA
                  ------                                      ----------------------------
Second Fiscal Quarter End 1996 through the                              $19,500,000
date preceding Third Fiscal Quarter End 1996

Third Fiscal Quarter End 1996 through the date                           19,000,000
preceding First Fiscal Quarter End 1997

First Fiscal Quarter End 1997 through the                                20,000,000
date preceding Second Fiscal Quarter End 1997

Second Fiscal Quarter End 1977 through the                               21,000,000
date preceding Third Fiscal Quarter End 1997

Third Fiscal Quarter End 1997 through the                                22,000,000
date preceding Fiscal Year End 1997

Fiscal Year End 1997 through the date                                    23,000,000
preceding Fiscal Year End 1998

Fiscal year End 1998 through the date                                    25,000,000
preceding First Fiscal Quarter End 1999

First Fiscal Quarter End 1999 through the                                27,500,000
date preceding First Fiscal Quarter End 2000

First Fiscal Quarter End 2000 and thereafter                             30,000,000

         Section 3. Amendment of Negative Covenants. (a) Section 9.1 of the Credit Agreement is hereby amended as follows: (i) by deleting the word "and" appearing at the end of paragraph (f) of such section; (ii) by deleting the period appearing at the end of paragraph (g) of such section and substituting the phrase ":and"; and (iii) by adding thereto a new paragraph (h) as follows:

                           "(h) With the prior written consent of the Agent,
                  Indebtedness secured by mortgage liens on real property owned by the Loan Parties or any Subsidiary permited under Section 9.2(h); provided that (i) the aggregate amount of such Indebtedness shall not exceed $5,000,000; (ii) such Indebtedness shall provided for principal amortization not in excess of principal amortization based on a "mortgage style" debt service of level monthly or quarterly payments over a term of not less than ten years; (iii) other than the principal amortization described in clause (ii), no other principal payments of any kind, whether scheduled or voluntary, may be made on any such Indebtedness prior to December 31, 2000; (iv) the terms, conditions and covenants governing such Indebtedness shall be no more restrictive than the terms, conditions and covenants contained in the Credit Agreement; and (v) as of the date such Indebtedness is incurred and after giving effect thereto and to the concurrent retirement of any other Indebtedness there shall be no Default hereunder."

         (b) Section 9.2 of the Credit Agreement is hereby amended as follows:
(i) by deleting the word "and" appearing at the end of paragraph (f) of such section; (ii) by deleting the period appearing at the end of paragraph (g) of such section and substituting the phrase ";and"; and (iii) by adding thereto a new paragraph (h) as follows:

                           "(h) Mortgage liens on real property owned by the
                  Loan Parties or any Subsidiary securing Indebtedness permited under Section 9.1(h)."

         Section 4. Amendment Fee. Upon the Execution and delivery of this Third Amendent to Revolving Credit and Term Loan Agreement, the Borrowers and the Guarantors jointly and severally shall pay to the Agent for the ratable benefit of the Banks a fee of $62,500.

         Section 5. Waiver of Cigna Investments, Inc. Cross-Default. The Banks hereby waive the default under Section 10.1 of the Credit Agreement caused by the failure of the Borrower and URC to satisfy the requirements of Section 10.6 of the Senior Note Purchase Agreement.

         Section 6. Amendment of Exhibit B. Exhibit B to the Credit Agreement is hereby deleted in its entirety and the new Exhibit B atached hereto is substituted therefor.

         Section 7. Effectiveness: Conditions to Effectiveness. This Third Amendment to Revolving Credit and Term Loan Agreement shall become effective as of March 29, 1996 upon execution hereof by the parties hereto and satisfaction of the following conditions:

                  (a) Officers' Certificate. The Loan Parties shall have delivered to the Agent an Officers' Certificate in the form of Exhibit A hereto.

                  (b) Acknowledgment of Affliate Guarantors. The Loan Parties shall have delivered to the Agent an Acknowledgment of Affiliate Guarantors in the form of Exhibit C hereto.

                  (c) Waiver By Cigna Investments, Inc. of Default. The Loan Parties shall have delivered to the Agent evidence of the waiver by Cigna Investments, Inc. on behalf of the holders of the Senior Notes
         (1990) of all outstanding defaults under the Senior Note Purchase Agreement.

         Section 8. Representations and Warranties: No Default. The Loan Parties hereby confirm to the Banks the representations and warranties of the Loan Parties set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full, except to the extent that such representations and warranties specifically relate to an earlier date, in which event they are true, correct and complete in all material respects as of such earlier date. The Loan Partities hereby certify that, after giving effect hereto, no Default exists under the Credit Agreement and that, after receipt of the waiver letter described in Section 7(c) of this Third Amendment to Revolving Credit and Term Loan Agreement, no Default exists under the Senior Note Purchase Agreement.

         Section 9. Miscellaneous. The Loan Parties, jointly and severally, agree to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this Third Amendment to Revolving Credit and Term Loan Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar. This Third Amendment to Revolving Credit and Term Loan Agreement shall be a Bank Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Loan Parties, the Banks and the Agent have caused this Third Amendment to Revolving Credit and Term Loan Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                       UNO RESTAURANTS, INC.


                                       By:_____________________________________
                                            Name: Robert M. Brown
                                            Title: Senior Vice President


                                       UNO FOODS, INC.


                                       By:_____________________________________
                                            Name: Robert M. Brown
                                            Title: Senior Vice President


                                       PIZZERIA UNO CORPORATION


                                       By:_____________________________________
                                            Name: Robert M. Brown
                                            Title: Senior Vice President


                                       URC HOLDING COMPANY, INC.


                                       By:_____________________________________
                                            Name: Robert M. Brown
                                            Title: Senior Vice President


                                       UNO RESTAURANT CORPORATION


                                       By:_____________________________________
                                            Name: Robert M. Brown
                                            Title: Senior Vice President

                                       FLEET BANK OF MASSACHUSETTS, N.A.


                                       By:_____________________________________
                                            Name: Mary M. Barcus
                                            Title: Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:_____________________________________
                                            Name:Timothy G. Clifford
                                            Title: Vice President


                                       MELLON BANK, N.A.


                                       By:_____________________________________
                                            Name: Robert H. Summersgill
                                            Title: First Vice President


                                       FLEET BANK OF MASSACHUSETTS, N.A. as
                                       Agent


                                       By:_____________________________________
                                            Name: Mary M. Barcus
                                            Title: Vice President

                              OFFICER'S CERTIFICATE


         Reference is made to the Revolving Credit and Term Loan Agreement dated as of December 9, 1994, as amended, among Uno Restaurants, Inc. (The "Borrower"), certain affiliates of the Borrower, the Banks party thereto, and Fleet Bank of Massachusetts, N.A., as Agent fo the Banks (as amended and in effect from time to time, the "Credit Agreement"). Capitalized terms used in this letter without definition have the respective meanings ascribed to such terms in the Credit Agreement.


         The undersigned officer of the Loan Parties hereby certifies as follows in connection with the execution and delivery of the Third Amendment to Revolving Credit and Term Loan Agreement of even date herewith among the Loan Parties, the Banks and the Agent:

         1. There have been no amendments to or modifictions of the charter documents or by-laws of the Loan parties and the Affiliate Guarantors previously delivered and certified to the Agent.

         2. Every Subsidiary has executed and delivered to the Agent an Affiliate Guaranty Agreement and the Acknowledgment of Affiliate Guarantors of even date herewith.

         The undersigned officer of Uno Restaurant Corporation hereby certifies that attached hereto are resolutions duly adopted by the Board of Directors of URC on December 9, 1994, which are in full force and effect and have not been modified or amended. The resolutions are contained in minutes of such meeting and if any changes are made to such resolutions we will promptly notify you.

         Executed as of March 29, 1996.

                                       UNO RESTAURANTS, INC.
                                       UNO FOODS INC.
                                       PIZZERIA UNO CORPORATION
                                       UNO RESTAURANT CORPORATION
                                       URC HOLDING COMPANY, INC.



                                       By______________________________________
                                         Name: Robert M. Brown
                                         Title: Senior Vice President

                                    EXHIBIT B

                           UNO RESTAURANT CORPORATION

                             COMPLIANCE CERTIFICATE

         UNO RESTAURANT CORPORATION (the "Company") HEREBY CERTIFIES that:

         This Report is furnished pursuant to Section [6.1(a)] [6.2] of the Revolving Credit and Term Loan Agreement dated as of December 9, 1994, as amended by and among Uno Restaurants, Inc., the Company, the Affiliates of the Company named therein, Fleet Bank of Massachusetts, N.A., as Agent and the Banks named therein (the "Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings given to them in the Agreement.

         As required by Section [6.1(a) [6.2] of the Agreement, consolidated [and consolidating] financial statements of the Company and its Subsidiaries for
the fiscal (year/quarter) ended              , 19   (the "Financial Statements")
prepared in accordance with GAAP consistently applied accompany this Certificate. The Financial Statements present fairly the consolidated financial position of the Company and its Subsidiaries date thereof and the consolidated results of operations of the Company and its Subsidiaries for the period covered thereby (subject only to normal recurring year-end adjustments).

         The figures set forth in Schedule A hereto for determining compliance by the Company with the financial covenants contained in the Agreement are true and complete as of the date of this Certificate.

         Since the date of the last Compliance Certificate delivered by the Borrower to the Bank, URC and its Subsidiaries have not formed or acquired any new Subsidiaries, except Subsidiaries which have executed and delivered to the Agent a guaranty of the Bank Obligations pursuant to Section 9.13 of the Agreement.

         The activities of the Company and its Subsidiaries during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer or by employees or agents under his immediate supervision. As of the date of this Certificate, (i) all representations and warranties of the Loan Parties set forth in the Agreement are true and correct as of the date of this Certificate (except for changes contemplated by the Agreement and except that references to the 1994 Financial Statements shall be deemed to refer to the Financial Statements), and (ii) no Default has occurred.*

------------<PB>
* If a Default has occurred, this paragraph is to be modified with an appropriate statement as to the nature thereof, the period of existence thereof and what action the Company has taken, is taking, or proposes to take with respect thereto.

    WITNESS my hand this ____  day of ______________ __, 19  .

                                  UNO RESTAURANT CORPORATION


                                  By:__________________________________________
                                     Title:

                                                                      SCHEDULE A
                                                                              to
                                                                       EXHIBIT B

                               FINANCIAL COVENANTS


Consolidated Tangible Net Worth (Section 7.1)

REQUIRED:

  (i)  Beginning balance                          $      1
                                                  --------

 (ii) Plus:  50% of Consolidated
       Net Income of $
       for fiscal quarter
       ended _______  __, 19                      $
                                                  --------
(iii) Plus: 100% of net proceeds of
       offerings of URC equity securities         $
                                                  --------
(iv)   Less: Amounts expended by URC on
       the Permitted Stock Purchase                               ($         )
                                                                   ----------

 (v)   Required Amount:                                            $
                                                                   ==========
ACTUAL:

  (i)  Consolidated stock and
       surplus accounts of URC
       and its Subsidiaries                       $
                                                  --------
 (ii)  Less:  excluded items(2) (if any)                            ($        )
                                                                     ---------

(iii) Total:                                                      $
                                                                  ============



(1)  Initially, $52,264,000.

(2) Excluded items are (a) value of minority interests in Subsidiaries of $_________ ,(b) book value, net of any reserves of intangible assets, including goodwill, unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses, of $________ (c) write-up in the book value of assets of $________ resulting from a revaluation subsequent to October 2, 1994, (d) book value of shares of stock of URC and its Subsidiaries on the consolidated balance sheet of URC and its Subsidiaries, of $_________ , (e) deferred charges (other than prepaid expenses) of $__________ , and (f) book value of Investments (other than Investments permitted under Section 9.3) on the consolidated balance sheet of URC and its Subsidiaries, of $______________.

Cash Flow Coverage Ratio (Section 7.2)

REQUIRED:         Not less than the ratio indicated below as of the end of each fiscal quarter ending during the period set forth opposite each such ratio:

                    Date/Period                                                        Ratio
                    -----------                                                        -----
       Second Fiscal Quarter End 1996 through the
       date preceding Third Fiscal Quarter End 1996                                  1.60:1.0

       Third Fiscal Quarter End 1996 through the date
       preceding Fiscal Quarter End 1996                                             1.55:1.0

       Fiscal Year End 1996 through the
       date preceding First Fiscal Quarter End 1997                                  1.60:1.0

       First Fiscal Quarter End 1997 through the date
       preceding Third Fiscal Quarter End 1997                                       1.70:1.0

       Third Fiscal Quarter End 1997 through the date
       preceding Third Fiscal Quarter End 1998                                       2.00:1.0

       Third Fiscal Quarter End 1998 through the date
       preceding Fiscal Year End 1998                                                1.75:1.0

       Fiscal Year End 1998 through the date preceding
       First Fiscal Quarter End 1999                                                 1.25:1.0

       First Fiscal Quarter End 1999 and thereafter                                  1.10:1.0

ACTUAL:

  (i) Consolidated Adjusted EBITDA                                                    $
                                                                                       -------------
 (ii) Consolidated Total Debt Service                                                 $
                                                                                       -------------
(iii) Consolidated Maintenance Capital Expenditures(3)                                $
                                                                                       -------------
 (iv) Cash dividends paid by URC                                                      $
                                                                                       -------------
  (v)  All taxes paid by URC and its Subsidiaries in cash                             $
                                                                                       -------------
 (vi) Line (i) divided by the sum of (lines (ii), (iii),
       (iv) and (v))                                                  :             1.00
                                                             ==========            ======



(3) Total Capital Expenditures of $_____________ less excluded Capital Expenditures of $___________.

Ratio of Consolidated Liabilities to Consolidated
Tangible Net Worth (Section 7.3)

REQUIRED:                 1.00:                                   1.00
                          ====                                    ====

ACTUAL:

  (i) Consolidated liabilities                                $__________

 (ii) Consolidated Tangible Net Worth                         $__________

(iii) Line (i) divided by line (ii)          :                     1.00
                                       =======                     ====

Profitability (Section 7.4)

REQUIRED: ($2,800,000) for the fiscal quarter ended March 31, 1996 and $1.00 for each fiscal quarter thereafter.

ACTUAL:

 (i)   Consolidated Net Income                 $________

 (ii) Less:  Excluded items                    ($_______)


(iii) Total:                                   $
                                               =========
Operating Cash Flow (Section 7.5)

REQUIRED:                                     Not in Excess of 2.0%

ACTUAL:

  (i)  Total operating Cash Flow
       for all Company Restaurants(4)          $________

 (ii)Total Operating Cash Flow
       for all Company Restaurants
       having negative Operating
       Cash Flow                                                     $__________

(iii)Line (ii) divided by line (I)                =====%

------------
(4) Excludes $     of operating Cash Flow of Company Restaurants which have
been in operation for less than two full fiscal quarters.

Consolidated Capital Expenditures (Section 7.6)

REQUIRED: Not more than the amounts set forth below during each fiscal year indicated:

                                                            Maximum Capital
                             Fiscal Year                     Expenditures
                             -----------                     ------------
                                1996                          $30,000,000
                                1997                           20,000,000

ACTUAL:           Consolidated Capital Expenditures
                  for the Fiscal Year
                  ended            , 1996                         $
                        -----------                                -------



Consolidated Leverage Ratio (Section 7.7)

REQUIRED:  Not more than the ratios set forth below opposite the periods indicated:


                  Date/Period                                   Ratio
                  -----------                                   -----
       Second Fiscal Quarter End 1996 through the
       date preceding Third Fiscal Quarter End 1996             2.00:1.0

       Third Fiscal Quarter End 1996 through the
       date preceding Second Fiscal Quarter End 1997            2.15:1.0

       Second Fiscal Quarter End 1997 through the
       date preceding Fiscal Year End 1997                      2.00:1.0

       Fiscal Year End 1997 through the date
       preceding First Fiscal Quarter End 1998                  1.75:1.0

       First Fiscal Quarter End 1998 and thereafter             1.50:1.0


ACTUAL:

  (i)  Consolidated Funded Indebtedness                        $________

 (ii)  Consolidated Adjusted EBITDA                            $________

(iii)  Line (i) divided by line (ii)                  :             1.00
                                                =======        =========

Consolidated Adjusted EBITDA (Section 7.8)

REQUIRED: Not less than the amounts set forth below for each four fiscal quarter period ending during the periods indicated:

                  Period                                                 Consolidated Adjusted EBITDA
                  ------                                                 ----------------------------
       Second Fiscal Quarter End 1996 through the
       date preceding Third Fiscal Quarter End 1996                                     19,500,000

       Third Fiscal Quarter End 1996 through the
       date preceding First Fiscal Quarter End 1997                                     19,000,000

       First Fiscal Quarter End 1997 through the
       date preceding Second Fiscal Quarter End 1997                                    20,000,000

       Second Fiscal Quarter End 1997 through the
       date preceding Third Fiscal Quarter End 1997                                     21,000,000

       Third Fiscal Quarter End 1997 through the
       date preceding Fiscal Year End 1997                                              22,000,000

       Fiscal Year End 1997 through the date
       preceding Fiscal Year End 1998                                                   23,000,000

       Fiscal Year End 1998 through the date
       preceding First Fiscal Quarter End 1999                                          25,000,000

       First Fiscal Quarter End 1999 through the
       date preceding First Fiscal Quarter End 2000                                     27,500,000

       First Fiscal Quarter End 2000 and thereafter                                     30,000,000

ACTUAL:           Consolidated Adjusted EBITDA for the four
                  fiscal quarter period ending _______, 19__                           $__________

Net "due From" account with respect to UFI (Section 9.3(e))

REQUIRED:         Not in excess of $3,500,000

ACTUAL:           $___________________

                                    EXHIBIT C

                      ACKNOWLEDGMENT OF AFFLIATE GUARANTORS


       Reference is made to the Revolving Credit and Term Loan Agreement dated as of December 9, 1994, as amended (the "Credit Agreement") by and among Uno Restaurants, Inc., as Borrower, certain of its affiliates as Guarantors, Fleet Bank of Massachusetts, N.A., as Agent, and the Banks parties thereto. Capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement.

       Each of the undersigned Guarantors has executed and delivered an Affiliate Guaranty Agreement (each an "Affiliate Guaranty Agreement" and collectively the "Affiliate Guaranty Agreements") in favor of the Agent. The Loan Parties, the Banks and the Agent desire to enter into a Third Amendment of Revolving Credit and Term Loan Agreement of even date herewith (the "Third Amendment"), and as a condition thereof, the Banks and the Agent require that the undersigned execute and deliver this Acknowledgment of Affiliate Guarantors.

       NOW, THEREFORE, in consideration of the Bank's extending financial accommodations to the Loan Parties from time to time and entering into the Third Amendment, the undersigned Affiliate Guarantors hereby (a) acknowledge the execution and delivery of the Third Amendment and agree that the Affiliate Guaranty Agreements are in full force and effect after giving effect to the Third Amendment and (b) certify that their representations and warranties as set forth in the Affiliate Guaranty Agreements are true and correct as of the date hereof.

       Executed as of March 29, 1996.

                                      GRAYBORN BUENA VISTA, INC.
                                      HERALD CENTER UNO REST. INC.
                                      PARAMUS UNO, INC.
                                      PIZZERIA DUE, INC.
                                      PIZZERIA UNO, INC.
                                      PIZZERIA UNO OF ALBANY INC.
                                      PIZZERIA UNO OF BAY RIDGE, INC.
                                      PIZZERIA UNO OF BAYSIDE, INC.
                                      PIZZERIA UNO OF BETHESDA, INC.
                                      PIZZERIA UNO OF BROCKTON, INC.
                                      PIZZERIA UNO OF BUENA VISTA, INC.
                                      PIZZERIA UNO OF COLUMBUS
                                         AVENUE, INC.
                                      PIZZERIA UNO OF DOCK SQUARE,
                                         INC.
                                      PIZZERIA UNO OF EAST VILLAGE INC.
                                      PIZZERIA UNO OF 86TH STREET, INC.

                                      PIZZERIA UNO OF FAIR OAKS, INC.
                                      PIZZERIA UNO OF FAIRFIELD, INC.
                                      PIZZERIA UNO OF FOREST HILLS, INC.
                                      PIZZERIA UNOF HABOR PLACE, INC.
                                      PIZZERIA UNO OF KINGSTON, INC.
                                      PIZZERIA UNO OF LYNBROOK, INC.
                                      PIZZERIA UNO OF PARAMUS, INC.
                                      PIZZERIA UNO OF PENN CENTER, INC.
                                      PIZZERIA UNO OF RESTON, INC.
                                      PIZZERIA UNO ST. LOUIS, INC.
                                      PIZZERIA UNO OF SOUTH STREET
                                         SEAPORT, INC.
                                      PIZZERIA UNO OF SPRINGFIELD, INC.
                                      PIZZERIA UNO OF SYRACUSE, INC.
                                      PIZZERIA UNO OF TENNESSEE, INC.
                                      PIZZERIA UNO OF UNION STATION,INC.
                                      PIZZERIA UNO OF WASHINGTON, D.C.,
                                         INC.
                                      PIZZERIA UNO OF WESTFARMS, INC.
                                      SAXET CORPORATION
                                      SEWELL CORPORATION
                                      SU CASA, INC.
                                      UNO RESTAURANTS OF NEW YORK,
                                          INC.
                                      FRANKLN MILLS PIZZERIA, INC.
                                      8250 INTERNATIONAL DRIVE CORP.
                                      MARKETING SERVICES GROUP, INC.
                                      PIZZERIA UNO OF ANNAPOLIS, INC.
                                      PIZZERIA UNO OF BALLSTON, INC.
                                      PIZZERIA UNO OF NORFOLK, INC.
                                      PLIZZETTAS OF CONCORD, INC.
                                      UNO RESTAURANT OF COLUMBUS,
                                         INC.
                                      UNO RESTAURANT OF GREAT NECK,
                                         INC.
                                      UNO RESTAURANT OF ST. CHARLES,
                                         INC.
                                      B.S. ACQUISITION CORP.
                                      B.S. INTANGIBLE ASSET CORP.
                                      B.S. OF SCHAUMBURG, INC.
                                      B.S. OF WOODBRIDGE, INC.

                                      UNO BAY, INC.
                                      NEWPORT NEWS UNO, INC.
                                      NEWTON TAKERY, INC.
                                      PLIZZETTAS OF PAOLI, INC.
                                      TIFFANY UNO, INC.
                                      UNO OF AURORA, INC.
                                      UNO OF DAYTONA, INC.
                                      UNO OF GREENWOOD, INC.
                                      UNO OF HENRIETTA, INC.
                                      UNO OF MANCHESTER, INC.
                                      UNO OF SCHAUMBURG, INC.
                                      UNO RESTAURANT OF SHREWSBURY,
                                         INC. (f/k/a Uno of Shrewsbury, Inc.)
                                      UNO OF SMOKETOWN, INC.
                                      UNO RESTAURANT OF WOBURN, INC.
                                      WESTMINSTER UNO, INC.
                                      UNO RESTAURANT SECURITIES CORP.
                                      NEWINGTON UNO, INC.
                                      KISSIMMEE UNO, INC.
                                      UNO OF VICTOR, INC.
                                      UNO OF STERLING, INC.
                                      UNO OF FALLS CHURCH, INC.
                                      WALTHAM UNO, INC.
                                      MARLBOROUGH TAKERY, INC.
                                      AURORA UNO, INC.
                                      PIZZERIA UNO OF BUFFALO, INC.
                                      UNO OF LOMBARD, INC.



                                      By:______________________________________
                                         Robert M. Brown, Senior Vice President


                                      PIZZERIA UNO MASSACHUSETTS
                                      BUSINESS TRUST



                                      By:______________________________________
                                         Robert M. Brown, Trustee